SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2005

VERITAS Software Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26247 (Commission File Number)	77-0507675 (IRS Employer Identification No.)

350 Ellis Street, Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 12, 2005, VERITAS Software Corporation (the “Company”) issued a press release announcing that the Company had received a notice from the staff of The Nasdaq Stock Market which stated that, following the Company’s filing on April 6, 2005 of its Form 10-K for the year ended December 31, 2004, the Company has made the requisite filings and evidenced substantial compliance with all requirements for continued listing on The NASDAQ National Market. Accordingly, NASDAQ will remove the “E” from the Company’s ticker symbol effective with the market opening on Wednesday, April 13, 2005. As previously disclosed, the NASDAQ Listing Qualifications Panel will monitor the Company’s compliance with respect to filings for periods ending on or before June 30, 2005. A copy of the press release is attached as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.01	Press release entitled “VERITAS to Trade Under NASDAQ Ticker VRTS Beginning April 13, 2005,” dated April 12, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS Software Corporation
/s/ Edwin J. Gillis
Edwin J. Gillis
Date: April 14, 2005	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description
99.01	Press release entitled “VERITAS to Trade Under NASDAQ Ticker VRTS Beginning April 13, 2005,” dated April 12, 2005.